UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2023
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Senior Notes Offering
On June 26, 2023, Trinity Industries, Inc. ("Trinity," "we," or "our") issued a press release announcing that we intend to offer $400.0 million aggregate principal amount of senior unsecured notes due 2028 (the “Offering”) to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act, subject to market and other conditions. We intend to use the net proceeds from the Offering, if consummated, (i) to repay our borrowings outstanding under our unsecured corporate revolving credit facility, (ii) to pay related fees, costs, premiums and expenses in connection therewith and with the Offering, and (iii) for general corporate purposes, which may include repayment of our other debt, including our 4.550% Senior Notes due 2024.
A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.
Forward-Looking Statements
Some statements in this Current Report on Form 8-K, including the exhibits hereto, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities, the Offering and the use of proceeds therefrom, and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including, but not limited to, risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q and Trinity’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
99.1	Press Release issued by Trinity Industries, Inc., dated June 26, 2023.
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

June 26, 2023	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer